Exhibit 99.2

 Investor Presentation

 The following presentation includes “forward-looking statements” within the meaning of the “safe harbor”
 provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward looking statements, which are based on management’s current expectations and are subject to a number of risks and uncertainties, including, but not limited to, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates, including as a result of the need to conduct additional studies, or the failure to obtain such approval of our products or product candidates; changes in regulatory standards or the regulatory environment with any of our product candidates; our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others; general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes;
 changes in industry practice; and one-time events. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission. Such documents may be read free of charge on the company’s web site, www.pernixtx.com, or the SEC’s web site at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

 Pernix™ is a registered trademark of Pernix Therapeutics, LLC. Other trademarks referenced herein are the property of their respective owners. ©2010 Pernix Therapeutics Holdings, Inc.

Safe Harbor Statement

Corporate Headquarters: The Woodlands, TX
Distribution Centers in Magnolia TX & Gonzales LA

CEDAX®
(ceftibuten capsules/oral suspension)

Natroba™
(spinosad) Topical Suspension, 0.9%

ALDEX®

BroveX™

Pediatex®

PERNIX
THERAPEUTICS

Generic Business Platform Focused on
Niche Markets
Acquired Macoven Pharmaceuticals in September 2010;
Launched 11 generic products in 2010

Pernix Overview
Branded Prescription Pediatric Products

Branded Prescription Gastroenterology Products
Establish new specialty sales force of 30 representatives
for expected launch in mid-year of 2012
Low-Risk Development
Strategy
Maximize Theobromine, a
codeine-free cough
suppressant, via JV
with SEEK; Phase III
expected to
begin in Europe
in Q1 of
2012

▪ Swift, nimble and agile company with the ability to capitalize on new opportunities quickly
▪ Demonstrated success with consistent revenue growth
 (41.9% 4-year CAGR)
▪ Highly effective 55 person sales force able to adapt quickly to launch and promote existing and new products
▪ Current Growth Drivers: Cedax, Natroba, Macoven
▪ Successful track record of acquisitions, in-licensing's and co-
 promotions which has broadened and diversified product portfolio
▪ Potential expansion within pediatrics and other therapeutic areas
▪ Seasoned senior management team with approximately 80 years of combined experience at pharmaceutical companies

Investment Highlights

▪ Net revenues expected to increase more than 64% between $20 and
 $22 million in Q4 2011, compared to $12.2 million for Q4 2010
▪ Net revenues expected to increase more than 78% between $59 and
 $61 million for the full year of 2011, compared to $33.2 million in 2010
▪ Earnings per share (EPS) expected between $0.13 and $0.15 in Q4
 2011, compared to basic and diluted EPS of $0.07 in Q4 2010
▪ Earnings per share expected between $0.33 and $0.35 for the full year of 2011, compared to basic and diluted EPS of $0.40 in 2010
Fourth quarter and full year 2011 results are preliminary and unaudited
Audited financial results expected on March 28, 2012

Significant Net Revenue Growth in 2011

Growth Opportunities Within Pediatrics

Based on Total Number of Pediatric
Prescriptions in 2010(1)
Current Markets
Potential Markets
The current Pernix markets have a $3.0 billion in brand sales potential
Source:
1 - IMS Data
Allergies & Asthma
ADHD
Pharyngitis & Strep
Sinusitus & Bronchitis
Acne & Eczema
Conjunctivitis
Otitis Media
Upper Respiratory
Lice

▪ Pernix has an active business development effort focused on acquiring complementary low-risk / under-marketed commercial products
▪ Acquired Brovex for $450,000 and leveraged the Pernix sales force to grow the product to approximately $5.8m in sales within 6 months
▪ Acquisitions of Cedax, Macoven, Natroba and Theobromine represent future growth opportunities for Pernix
▪ Recently licensed a new FDA-approved Gastroenterology product and initiated development of a new pediatric product

Successful Track Record of Acquisitions
 2009  2010  2011  2012
Macoven
Cedax
Licensed new FDA-
approved
GI product
Theobromine
JV
Brovex

Initiated
development of
pediatric product

▪ Significantly increased sales force to approximately 55 representatives from 30 in 2010
▪ Unique hiring process
▪ Unlimited commission payout with modest base pay
▪ Approximately 13 calls per day per sales rep
▪ Focus on highly populated states and high-prescribing physicians
▪ Demonstrated ability to execute new product launches: Brovex, Aldex,
 Pediatex, Cedax, and Natroba
▪ Flexibility to change sales force focus rapidly

Performance-Driven Sales Force

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$14.8
$19.9
$27.9
$33.2
$59-$61*
41.9% CAGR
2007
2008
2009
2010
2011

PERNIX THERAPEUTICS

Continued Strong Revenue Growth
($ in millions)
Net Sales Growth

Revenue CAGR 2007-2011
* Based on preliminary unaudited results

Strategic Plan for Future Growth
Grow sales of Cedax,
Natroba and Macoven
products; Expansion into
Gastroenterology;
Develop New
Products
Maximize value
of Theobromine;
Accretive acquisitions
within pediatrics and
other therapeutic
areas
Launch new
products; Continue to
expand into new markets
and leverage core
expertise
Near-Term
Medium-Term
Long-Term
Leverage pediatric
sales force, grow
generics and
expand into GI
specialty.
Continue product
expansion by
acquisition,
Theobromine EU
regulatory filing and
implement OTC
strategies
Utilize lower risk
regulatory pathways
for development
projects to lower cost
and risk exposure

Expansion into Gastroenterology

▪ Broadens product portfolio
▪ FDA-approved prescription product to treat GI disease
▪ Licensed exclusive marketing rights in the U.S
▪ Establish sales force in the first-half of 2012
 • Approximately 30 sales reps
▪ Launch expected in mid-year of 2012

Product Portfolio

Branded Products	Indication	Launched by Pernix
ALDEX		
Pediatex		
BroveX		
CEDAX (ceftibuten capsules/oral suspension)		
Natroba (spinosad) Topical Suspension, 0.9%		

Generic Products	Indication	Launched by Pernix
MACOVEN PHARMACEUTICALS		

PERNIX THERAPEUTICS

Product Portfolio
Allergies, congestion and cough
Q3:2006
Allergies, congestion and cough
Q2:2009
Allergies and congestion
Q3:2008
Bronchitis, ear and throat infections
Q2:2010
Topical treatment of head lice
August:2011
Gastroenterology
Mid-Year 2012
(Expected)
Various generics

GI Product
11 in 2010
11 in 2011

NDC 65224-804-02
CEDAX®
(ceftibuten for oral suspension)
180
mg per 5 mL
60 mL (when reconstituted)
Rx only
PERNIX
THERAPEUTICS

PERNIX
THERAPEUTICS

New Growth Driver - Cedax
▪ CEDAX is a third generation oral cephalosporin
 indicated for the treatment of mild to moderate
 acute bacterial exacerbations of chronic bronchitis,
 middle ear infection due to haemophilus influenza
 or streptococcus pyogenes
▪ Acquired the CEDAX product line from Shionogi in
 the H1:2010
▪ Successful launch of 180mg suspension in January
 2011
▪ IP protection through 2014

 ▪ Over 5 Million cases of middle ear infections occur annually in children, which resulted in 10 million antibiotic prescriptions per year1
 ▪ Middle ear infections are the most common illnesses experienced by babies and young children
 o Number one cause of consultations with physicians
 ▪ Cedax (ceftibuten) 180mg oral suspension product
 o Proven efficacy in head-to-head studies
 o Convenient cherry-flavored dosing
 ▪ Fewer side effects than current competitors

Pediatrics - Middle Ear Infections
Source:
1 - American Academy of Pediatrics

Middle Ear Fluid (MEF) Penetration [1-3]

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
76%
52%
41%
36%
28%
22%
Cedax
Suprax
Amoxicillin
Cefzil
Ceclor
Ceftin

PERNIX THERAPEUTICS

Effectiveness of CEDAX

Source:
1) Craig, WA, Andes D. Pharmokinetics and pharmacodynamics of antibiotics in otitis media. Pediatr Infect Dis J. 1996; 15(3): 255-259.
2) Physicians’ Desk Reference. Montvale, NJ: Thomson Medical Economics Company, Inc. 2003. Available at http://www.pdr.net
3) Scaglione F, Demartinit G, Dugnani S, Arcidiacono, MM Pintucci JP, Frashchini. Interpretations of middle ear fluid concentrations of antibiotics:
comparison between ceftibuten, cefixime and azithromcin; F. Br J clin Pharmacol. 1999; 47:267-271

Weekly TRx
3000
2500
2000
1500
1000
500
0
February-11
March-11
April-11
May-11
June-11
July-11
August-11
September-11
October-11
November-11
December-11
January-12
February-12
180mg and 90mg Suspensions

PERNIX THERAPEUTICS

Strong Launch for New 180mg Cedax

Strong growth in Cedax oral suspension total weekly prescriptions since launch of 180mg formulation in January 2011 (IMS)

For Head Lice...
Natroba: Now!
The first FDA-approved prescription head lice treatment that does not require combing and in clinical trials demonstrated superior efficacy to Nix (permethrin 1%).
One treatment... Ten minutes... No combing.
FDA-approved.
Natroba

PERNIX THERAPEUTICS

■ Natroba (spinosad), branded prescription
 treatment for head lice
 o Received FDA approval in January 2011
■ Exclusive co-promotion agreement with
 ParaPro
■ Launched in August 2011 for the lice season
 with adequate product supply by ParaPro
■ IP protection through 2021
■ Natural non-neurotoxic pediculocide (no black
 box warning)
■ No nit combing required and typically only one
 application.
■ Significantly more effective in eliminating head
 lice than permethrin 1% (Nix) in two Phase III
 studies

New Growth Driver - Natroba

- Trial Design -Two Phase III, multi-center, randomized, evaluator/investigator-blinded, parallel -group studies compared Natroba (spinosad) Topical Suspension, 0.9% without a nit-combing step with 1% permethrin with combing

100.0%
75.0%
50.0%
25.0%
0.0%
84.6%
44.9%
86.7%
42.9%
Study 1
Study 2
Natroba
Permethrin

- Results - A total of 84.6% (study 1) and 86.7% (study 2) of Natroba - treated participants were assessed to be lice-free 14 days after the last treatment, compared with 44.9% and 42.9% treated with permethrin ($P < 0.001$ for both studies)

PERNIX THERAPEUTICS

■ Patients were 1,038 boys and girls
 age six months and older with active
 head lice infestations (pediculosis
 capitis)

Strong Clinical Support - Natroba

■ Most participants in the Natroba groups (63.8% and 86.2%) needed only one application, whereas most participants in the permethrin groups
 (60.3% and 64.5%) required two applications
Phase III Studies - Natroba vs. Permethrin 1%

 ▪ The U.S. Centers for Disease Control and prevention estimates between 6 to 12 million cases of head lice infestations each year
 ▪ Direct and indirect costs of head lice infestations in U.S. estimated at over $1 billion1
 ▪ Key issues with current therapies include growing resistance, toxicity, black box warnings, chemical odor and nit combing
 ▪ Launch strategy will focus primarily on the pediatric market
 o First position detailing
 o Focus on 2,000-4,000 high prescribing doctors that write over
 50% of lice scripts
 o Focus on school nurses and OTC conversion
 ▪ Introduced Point of Sale coupon in February 2012

Lice Market & Sales Strategy
Source:
1 - Lebwohl M, Clark L, Levitt J. Therapy for head lice based on life cycle, resistance and safety considerations. Pediatrics 2007; 119(5): 965-974

 ▪ Q4 2010 - Completed acquisition of Macoven Pharmaceuticals, a generic business platform for Pernix
 o Provides the opportunity to diversify and grow revenues with generics and authorized generics
 o Management team started and successfully grew generic businesses
 o Strategy to launch pediatric and other products in niche markets with limited competition
 ▪ Launched 11 generic products in 2011
 ▪ Launched several generic products outside of cough & cold market
 ▪ Contributed to significant growth in net revenues in 2011

Macoven Pharmaceuticals

 ▪ Theobromine is a medical food candidate which is naturally present in all cocoa products and is an existing human metabolite of caffeine
 ▪ Has been shown to suppress cough by acting on the vagus nerve
 ▪ Proven efficacy and safety from a Phase III trial in South Korea; approved and marketed as a drug
 ▪ Theobromine has been shown to be as effective as codeine with substantially less side-effects
 ▪ Currently evaluating potential Over-the-Counter (OTC) strategies in the
 United States

Theobromine Update

Summary

 ✓ FDA approval of Natroba; Co-promotion with ParaPro  January 2011

 ✓ Launch of Cedax 180mg      January 2011
 ✓ Launch of Natroba      August 2011
 ✓ Generic Launches by Macoven      H2:2011
 ✓ Licensed Gastroenterology Product    Q1:2012
 ✓ Initiated ATM Offering Program     Q1:2012
 ✓ Licensed Pediatric Development Product    Q1:2012

  Ongoing Business Development Activity    H1:2012

Key Milestones

Management	Title	Prior Company Experience
Cooper Collins	President and Chief Executive Officer	Joined Pernix in 2003
David Becker	Chief Financial Officer	Adams Respiratory Therapeutics, Ernst & Young LLP
Chuck Hrushka	Vice President, Sales and Marketing	Shionogi/Sciele Pharma, Sucampo Pharmaceuticals, Burren Pharmaceuticals, Schebo Biotech USA, Axcan Pharma and Solvay Pharmaceuticals
Mike Venters	Vice President, Corporate Development	Cornerstone Therapeutics, Aristos Pharmaceuticals, DJ Pharma, Dura Pharmaceuticals, Biovail

Experienced Management Team
▪ Experienced senior management team with approximately 80 years of combined experience in the Pharmaceutical industry

▪ Swift, nimble and agile company with the ability to capitalize on new opportunities quickly
▪ Demonstrated success with consistent revenue growth
 (41.9% 4-year CAGR)
▪ Highly effective 55 person sales force able to adapt quickly to launch and promote existing and new products
▪ Current Growth Drivers: Cedax, Macoven, Natroba
▪ Successful track record of acquisitions, in-licensing's and co-
 promotions which has broadened and diversified product portfolio
▪ Potential expansion within pediatrics and other therapeutic areas
▪ Seasoned senior management team with approximately 80 years of combined experience at pharmaceutical companies

Investment Highlights

Financial Results
Through First Nine Months of 2011

Continued Growth in 2011
($, in millions except per share data)	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010
Net Sales	$17.1	$7.8	$39.2	$21.0
Gross Profit	9.3(1)	6.4	25.5(1)	17.7
SG&A Expense	5.4(2)	3.5	14.9	9.4
Income from Operations	3.0	2.1	7.1	6.7
Adjusted EBITDA	3.6	2.7	8.8(3)	7.5
Net Income	2.0	2.4	4.5	7.8
Earnings per Share	$0.08	$0.10	$0.19	$0.33
Weighted Avg. Shares Outstanding, diluted	25,147	24,417	23,737	23,656

(1) Gross profit for the three and nine months ended September 30, 2011 includes a non-recurring adjustment of approximately $492,000 and $1,300,000, respectively, for obsolete, expired, or donated product inventory, and costs paid to ParaPRO, LLC under the supply and distribution agreement
(2) Selling, general and administrative expenses increased in 2011 due to higher salaries, bonuses, commissions, incentives and stock compensation expense
(3) The Company defines EBITDA as net income plus income taxes, interest, depreciation and amortization. Adjusted EBITDA further excludes the effect of certain non-recurring items including bargain purchase gains and obligation forgiveness.

Solid Financial Position
As of September 30, 2011 ($, in millions)
Cash and Cash Equivalents	$27.6
Accounts Receivable, net	23.7
Inventory, net	7.5
Working Capital	38.4
Total Assets	77.5
Total Debt	6.0

Investor Presentation